Exhibit 10.13

Execution Version

SHAREHOLDERS AGREEMENT

BY AND AMONG

FIAT NORTH AMERICA LLC,

THE UNITED STATES DEPARTMENT OF THE TREASURY,

UAW RETIREE MEDICAL BENEFITS TRUST,

THE VEBA HOLDCOS SIGNATORY HERETO,

AND

7169931 CANADA INC.

Dated as of June 10, 2009

SHAREHOLDERS AGREEMENT

This SHAREHOLDERS AGREEMENT, dated as of June 10, 2009 (this “Agreement”), by and among FIAT NORTH AMERICA LLC, a Delaware limited liability company (“Fiat”), THE UNITED STATES DEPARTMENT OF THE TREASURY (“US Treasury”), 7169931 CANADA INC., a corporation organized under the laws of Canada (“Canada”), UAW RETIREE MEDICAL BENEFITS TRUST, a voluntary employees’ beneficiary association trust (the “VEBA”), the VEBA Holdcos identified in the signature pages hereto who qualify as a VEBA Holdco under the Company LLC Agreement (as defined herein) (each a “VEBA Holdco”, and collectively the “VEBA Holdcos”) and NEW CARCO ACQUISITION LLC, a Delaware limited liability company (the “Company”).

RECITALS:

WHEREAS, concurrently with the execution of this Agreement, each Member has executed a copy of the Company LLC Agreement, and has become a member of the Company; and

WHEREAS, the Company and each of the other parties hereto (each such other party, a “Shareholder”) desire to enter into this Agreement to provide for certain matters with respect to the ownership of the Company Equity Securities.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1 Specific Definitions. As used in this Agreement, and unless the context requires a different meaning, the terms defined in the Definitions Addendum have the meanings specified or referred to therein.

ARTICLE II

CERTAIN COVENANTS AND RESTRICTIONS

Section 2.1 [Reserved.]

Section 2.2 Fiat Voting Trust. Prior to the Government Loan Termination Date, any Company Equity Securities held by Fiat in excess of 35% of the fully diluted Company Equity Securities, by vote and value, shall be placed in a voting trust organized pursuant to a voting trust agreement in the form of Exhibit A, whose sole trustee has been approved by the US Treasury.

Section 2.3 Cooperation. (a) The Company agrees that it will use its reasonable best efforts to facilitate any exercise by Fiat or its successor or permitted assigns of (i) the call option (the “VEBA Call Option”) under the Call Option Agreement and (ii) the Alternative Call Option and the Incremental Equity Call Option (each as defined in the Company LLC Agreement) and will use reasonable best efforts to avoid or eliminate any impediment and obtain all consents or waivers under any antitrust or competition law that may be asserted by any antitrust or competition Governmental Entity, so as to enable the holder thereof to exercise any such call option. In addition, the Company agrees to use its reasonable best efforts to obtain any consent or to vacate or lift any order relating to antitrust or competition law matters that would (or in the case of a consent, the absence of which would) have the effect of making any such call option illegal or otherwise prohibiting or materially delaying the exercise of any such call option.

(b) The Company agrees that it will give any notices to third parties, and use commercially reasonable efforts to obtain any third party consents, necessary, proper or advisable to consummate the call option, in whole or in part and will furnish to Fiat any necessary information and reasonable assistance as Fiat may request in connection with any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Entity, including immediately informing Fiat of such inquiry, consulting with Fiat in advance before making any presentations or submissions to a Governmental Entity, and supplying Fiat with copies of all material correspondence, filings or communications between any party and any Governmental Entity with respect to the call option.

Section 2.4 VEBA Voting Restriction. For so long as any VEBA Entity owns any Membership Interests, each such VEBA Entity agrees to vote its Membership Interests (except with respect to Major Decisions set forth in Section 10.7 in the event that Section 10.7 of the Company LLC Agreement is applicable) in accordance with the recommendations of the Independent Directors of the Company in proportion to such recommendations.

Section 2.5 ERISA. Each Shareholder agrees to be bound by the provisions of Section 13.1(d) and Section 13.1(i) of the Company LLC Agreement.

ARTICLE III

REGISTRATION RIGHTS

Section 3.1 Shelf Registration.

(a) Subject to Section 3.4, upon request of one or more Demand Members on the date that is the earlier of (i) six months following the consummation of an IPO and (ii) January 1, 2013 (such date, the “Registration Trigger”), the Company (x) shall file with the SEC a Shelf Registration Statement relating to the offer and sale of all of the Registrable Securities held by the Demand Members from time to time in accordance with the methods of distribution elected by such Demand Members and set forth in the Shelf Registration Statement and (y) shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(b) Subject to Section 3.4, the Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Demand Members until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another registration statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which all of such Demand Members are permitted to sell their Registrable Securities without registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder (such period of effectiveness, the “Shelf Period”).

(c) At any time that a Shelf Registration Statement covering Registrable Securities pursuant to this Section 3.1 is effective, if any Demand Member hereto delivers a notice to the Company (a “Shelf Take-Down Notice”) stating that such Shareholder intends to effect an offering of all or part of the Registrable Securities included by such Shareholder on the Shelf Registration Statement (a “Shelf Offering”) and stating the dollar amount of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities and Other Securities, as the case may be, to be distributed pursuant to the Shelf Offering as contemplated by the Shelf Take-Down Notice (taking into account, in the case of any underwritten public Shelf Offering, the inclusion of Other Securities by any other Persons).

(d) The number of Shelf Offerings with respect to any Demand Member in any 12-month period shall not exceed one and the number of Shelf Offerings together with any Demand Registrations with respect to any Demand Member in any 12-month period shall not exceed two. A Demand Member shall not be entitled to initiate a Shelf Offering unless such Demand Member has requested to offer in such Shelf Offering either (i) together with all other Persons, Registrable Securities having an aggregate principal amount of at least $50,000,000 or (ii) all of the Registrable Securities then held by such Demand Member. The aggregate number of Shelf Registration Statements and Demand Registration Statements the Company shall be obligated to file under this Agreement shall not exceed ten (10), it being understood that the number of takedowns under any such Shelf Registration Statement shall be unlimited. No Shelf Offering shall be required to be made by the Company for any Demand Member if it is within six (6) months of another registration that included such Demand Member’s Registrable Securities.

(e) A Demand Member may withdraw its Registrable Securities from a Shelf Offering at any time by providing the Company with written notice. Upon receipt of such written notice, the Company shall cease all efforts to secure registration, so long as all other Demand Members have similarly withdrawn their Registrable Securities from the Shelf Offering; provided, however, that such a withdrawn registration shall nonetheless be deemed a Shelf Offering for all purposes hereunder unless (i) the withdrawal is made following the occurrence of a Material Adverse Change not known to such Demand Member at the time of the Shelf-Take Down Notice, (ii) the withdrawal is made because the registration would require the Company to make an Adverse Disclosure or (iii) the Demand Member requesting the withdrawal has paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in the preparation, filing and processing of the registration withdrawn with respect to such withdrawing Demand Member.

(f) The Company shall, from time to time, supplement and amend the Shelf Registration Statement if required by the Securities Act, including the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

(g) If an underwritten public Shelf Offering is subject to an Offering Limitation, then there shall be included in such offering: (i) first, the dollar amount of Registrable Securities requested to be included in such registration by the one or more Demand Members, and such dollar amount of securities shall be allocated for inclusion pro rata and without priority among the Demand Members on the basis of the dollar amount of such securities of the Company owned by each such Demand Member, (ii) second, the dollar amount of Registrable Securities requested to be included in such registration by the Company that in the opinion of the managing or lead underwriter(s) selected by the Company can be sold without adversely affecting the size, price, timing, distribution or marketability of such offering of the securities referred to in clause (i) above or the price, timing, distribution or marketability of such offering of the securities referred to in this clause (ii), and (iii) third, the dollar amount of any Other Securities requested to be included therein by the holders thereof that in the opinion of the managing or lead underwriter(s) selected by the Company can be sold without adversely affecting the size, price, timing, distribution or marketability of such offering of the securities referred to in clauses (i) or (ii) above or the price, timing, distribution or marketability of such offering of the securities referred to in this clause (iii), and such dollar amount of securities shall be allocated for inclusion pro rata and without priority among the holders of all such securities on the basis of the dollar amount of such securities of the Company owned by each such holder.

(h) In connection with an underwritten public Shelf Offering, the Company shall have the right to select one or more nationally recognized underwriters as the lead or managing underwriters of such Shelf Offering, who shall be reasonably acceptable to the Demand Members, and the Demand Members shall have the right to select one or more nationally recognized co-managers (which, for avoidance of doubt, shall not be named or function as lead underwriters or as bookrunners, or otherwise appear on the left-hand side of the cover of any prospectus, prospectus supplement, offering circular or other similar document, with respect to such Shelf Offering) of such Shelf Offering, who shall be reasonably acceptable to the Company. In connection with any such underwritten public Shelf Offering, the Demand Members and the Company agree that they will each enter into a customary underwriting agreement with the underwriters selected pursuant to the preceding sentence, such underwriting agreement to be reasonably satisfactory in form and substance to the Company, the Demand Members and the underwriters (it being understood that no Demand Member shall be required to make any representations and warranties other than with respect to itself, its ownership of the Registrable Securities and its intended method of distribution thereof and shall not be required to provide an indemnity other than with respect to information it provides to the Company in writing expressly for use in such underwritten Shelf Offering, and any such indemnity shall be limited in amount to the net proceeds of such Shelf Offering actually received by such Demand Member). The Demand Members and the Company agree that all decisions under this Section 3.1 regarding whether an Offering Limitation is necessary (and any related determinations pursuant to clause (ii) or (iii) of Section 3.1(g)) shall be made in the sole discretion of the managing or lead underwriter(s) selected by the Company.

Section 3.2 Demand Registration.

(a) At any time on or after the Registration Trigger, one or more Demand Members (the “Requesting Demand Members”) shall have the right by delivering a written notice to the Company (a “Demand Notice”) to require the Company to, pursuant to the terms of this Agreement, register under and in accordance with the provisions of the Securities Act the number of Registrable Securities Beneficially Owned by each such Requesting Demand Member and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however, that (i) until six months following the consummation of an IPO, a Demand Notice will be effective only if delivered by either (x) one or more Demand Members (other than Fiat) holding 10% or more of the Equity Securities in the Company or (y) both of US Treasury and Canada; (ii) the number of Demand Registrations with respect to any Demand Member in any 12-month period shall not exceed one and (iii) the number of Demand Registrations together with any Shelf Offerings with respect to any Demand Member in any 12-month period shall not exceed two. The Company shall not be required to register the Registrable Securities requested by the Demand Notice unless a Requesting Demand Member has requested to include in such Demand Registration either (i) together with all other Requesting Demand Members, Registrable Securities having an aggregate principal amount of at least $50,000,000 or (ii) all of the Registrable Securities then held by such Requesting Demand Member. The aggregate number of Demand Registrations that may be requested by (i) the VEBA shall not exceed five (5) and (ii) the other Demand Members (excluding the VEBA) under this Agreement, combined, shall not exceed five (5). No Shelf Offering or Demand Registration shall be required to be made by the Company if it is within six (6) months of another registration that included such Requesting Demand Member’s Registrable Securities. The Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities.

(b) Subject to Section 3.4, following receipt of a Demand Notice, the Company shall use its reasonable best efforts to file, as promptly as reasonably practicable, a Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Requesting Demand Members (and any Other Securities requested to be included therein by the holders thereof) in accordance with the methods of distribution elected by the Requesting Demand Members in the Demand Notice (a “Demand Registration Statement”) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(c) Each Requesting Demand Member may withdraw its Registrable Securities from a Demand Registration at any time by providing the Company with written notice. Upon receipt of such written notice, the Company shall cease all efforts to secure registration, so long as all other Demand Members have similarly withdrawn their Registrable Securities from the Demand Registration; provided, however, any such withdrawal from a Demand Registration shall nonetheless be deemed a Demand Registration for all purposes hereunder unless (i) the withdrawal is made following the occurrence of a Material Adverse Change not known to the Requesting Demand Member at the time of the Demand Notice, (ii) the withdrawal is made because the registration would require the Company to make an Adverse Disclosure or (iii) the Requesting Demand Member requesting such withdrawal has paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in the preparation, filing and processing of the withdrawn registration with respect to such withdrawing Requesting Demand Member.

(d) If any of the Registrable Securities to be registered pursuant to a Demand Registration Statement are to be sold in an underwritten public offering, and such offering is subject to an Offering Limitation, then there shall be included in such offering: (i) first, the dollar amount of the Registrable Securities requested to be included in such registration by the Requesting Demand Members, and such dollar amount of Registrable Securities shall be allocated for inclusion pro rata and without priority among the Requesting Demand Members on the basis of the dollar amount of such Registrable Securities owned by each such Requesting Demand Member, (ii) second, the dollar amount of the Registrable Securities requested to be included in such registration by the Company that in the mutual opinion of one underwriter selected by the Company and one underwriter selected by the Requesting Demand Members can be sold without adversely affecting the price, timing, distribution or marketability of such offering of the securities referred to in clause (i) above and (iii) third, the dollar amount of any Other Securities requested to be included therein by the holders thereof that in the opinion of the managing or lead underwriter(s) selected by the Company can be sold without adversely affecting the size, price, timing, distribution or marketability of such offering of the securities referred to in clauses (i) or (ii) above or the price, timing, distribution or marketability of such offering of the securities referred to in this clause (iii), and such dollar amount of securities shall be allocated for inclusion pro rata and without priority among the holders of all such securities on the basis of the dollar amount of such securities of the Company owned by each such holder.

(e) In connection with any underwritten public offering pursuant to a Demand Registration, the Company shall have the right to select one or more nationally recognized underwriters as the lead or managing underwriters of such Demand Registration, who shall be reasonably acceptable to the Requesting Demand Members, and the Requesting Demand Members shall have the right to select one or more nationally recognized co-managers (which, for avoidance of doubt, shall not be named or function as lead underwriters or as bookrunners, or otherwise appear on the left-hand side of the cover of any prospectus, prospectus supplement, offering circular or other similar document, with respect to such Demand Registration) of such Demand Registration, who shall be reasonably acceptable to the Company. In connection with any such underwritten public offering, the Requesting Demand Members and the Company agree that they will each enter into a customary underwriting agreement with the underwriters selected pursuant to the preceding sentence, such underwriting agreement to be reasonably satisfactory in form and substance to the Company, the Requesting Demand Members and the underwriters (it being understood that each Requesting Demand Member shall not be required to make any representations and warranties other than with respect to itself, its ownership of the Registrable Securities and its intended method of distribution thereof and shall not be required to provide an indemnity other than with respect to information it provides to the Company in writing expressly for use in such underwritten public offering pursuant to a Demand Registration, and any such indemnity shall be limited in amount to the net proceeds of such underwritten public offering pursuant to a Demand Registration actually received by such Requesting Demand Member). The Requesting Demand Members and the Company agree that all decisions under this Section 3.2 regarding whether an Offering Limitation is necessary (and any related determinations pursuant to clause (iii) of Section 3.2(d), other than any determination under clause (ii) of Section 3.2(d), which shall be made in the sole discretion of one underwriter selected by the Requesting Demand Members and one underwriter selected by the Company).

Section 3.3 Piggyback Registration.

(a) If, following the occurrence of the Registration Trigger, the Company proposes or is required to file a registration statement under the Securities Act with respect to an offering of Equity Securities solely for its own account (other than (i) a registration statement filed pursuant to Section 3.1, (ii) a registration statement filed pursuant to Section 3.2, (iii) a registration statement on Form S-4 or any successor thereto, (iv) a registration statement covering securities convertible into or exercisable or exchangeable for Equity Securities or (v) a registration statement covering an offering of securities solely to the existing holders of Company Equity Securities or otherwise in connection with any offer to exchange securities), then the Company shall give prompt written notice of such proposed filing at least 20 days before the anticipated filing date (the “Piggyback Notice”) to each Shareholder. The Piggyback Notice shall offer each Shareholder the opportunity to include in such registration statement the number of Registrable Securities (for purposes of Section 3.3, “Registrable Securities” shall be deemed to mean solely securities substantially similar to those proposed to be offered by the Company for its own account) as they may request (a “Piggyback Registration”). Subject to Section 3.3(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after notice has been given to each Shareholder.

(b) If any of the Registrable Securities to be registered pursuant to the registration giving rise to each Shareholder’s rights under this Section 3.3 are to be sold in an underwritten public offering, each Shareholder shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any other Registrable Securities, if any, of the Company included therein; provided that if such offering is subject to an Offering Limitation, then there shall be included in such offering: (i) first, the dollar amount of securities of any holder of Other Securities who has initiated the Piggyback Registration pursuant to any contractual registration rights with the Company, (ii) second, the dollar amount of securities the Company proposes to sell that in the opinion of the managing or lead underwriter(s) selected by the Company can be sold without adversely affecting the size, price, timing, distribution or marketability of such offering of the securities referred to in clause (i) above or the price, timing, distribution or marketability of such offering of the securities referred to in this clause (ii), and (iii) third, the dollar amount of Registrable Securities requested to be included in such registration by each participating Demand Member (and any Other Securities requested to be included therein by the holders thereof) that in the opinion of the managing or lead underwriter(s) selected by the Company can be sold without adversely affecting the size, price, timing, distribution or marketability of such offering of the securities referred to in clauses (i) or (ii) above or the price, timing, distribution or marketability of such offering of the securities referred to in this clause (iii), and such dollar amount of securities shall be allocated for inclusion pro rata and without priority among the holders of all such securities (including the Registrable Securities of each Demand Member) on the basis of the dollar amount of such securities of the Company owned by each such holder.

(c) The Company may select, in its sole discretion, one or more underwriters to administer any offering of Registrable Securities pursuant to a Piggyback Registration. In connection with any underwritten public offering pursuant to a Piggyback Registration, each participating Shareholder agrees to enter into a customary underwriting agreement with the Company and the underwriters selected pursuant to the preceding sentence, such underwriting agreement to be reasonably satisfactory in form and substance to the Company, the participating Shareholders and the underwriters (it being understood that each participating Shareholder shall not be required to make any representations and warranties other than with respect to itself, its ownership of the Registrable Securities and its intended method of distribution thereof and shall not be required to provide an indemnity other than with respect to information it provides to the Company in writing expressly for use in such Piggyback Registration, and any such indemnity shall be limited in amount to the net proceeds of such Piggyback Registration actually received by such participating Shareholder). Each participating Shareholder and the Company agree that all decisions under this Section 3.3 regarding whether an Offering Limitation is necessary (and any related determinations pursuant to clause (ii) or (iii) of Section 3.3(b)) shall be made in the sole discretion of the managing or lead underwriter(s) selected by the Company.

(d) In the event that the Company gives each Shareholder notice of its intention to effect an offering pursuant to a Piggyback Registration and subsequently declines to proceed with such offering, the participating Shareholders shall have no rights in connection with such offering; provided, however, that at the request of any Shareholder, the Company shall proceed with such offering, subject to the other terms of this Agreement, with respect to the Registrable Securities, which registration shall be deemed to be a Demand Registration for all purposes hereunder. Each participating Shareholder shall participate in any offering of Registrable Securities pursuant to a Piggyback Registration in accordance with the same plan of distribution for such Piggyback Registration as the Company or the holder or holders of Registrable Securities (or similar Equity Securities) that proposed such Piggyback Registration, as the case may be.

(e) No registration of Registrable Securities effected pursuant to a request under this Section 3.3 shall be deemed to have been effected pursuant to Section 3.1 and Section 3.2 or shall relieve the Company of its obligations under Section 3.1 or Section 3.2.

Section 3.4 Postponement of Registration. Notwithstanding anything to the contrary in Section 3.1, Section 3.2 or Section 3.3 , the Company may postpone the filing or effectiveness of any Demand Registration Statement, Shelf Registration Statement or Piggyback Registration, or suspend the use of any Demand Registration Statement, Shelf Registration Statement or Piggyback Registration, at any time if the Company determines, in its sole discretion, that such action or proposed action (i) would adversely affect or interfere with any proposal or plan by the Company or any of its Affiliates to engage in any material financing or in any material acquisition, merger, consolidation, tender offer, business combination, securities offering or other material transaction or (ii) would require the Company to make an Adverse Disclosure; provided, however, that the Company will not exercise its rights of postponement with respect to a Demand Registration Statement or Shelf Registration Statement pursuant to this Section 3.4 for more than 180 days (which need not be consecutive) in any consecutive 12-month period. The Company shall promptly notify all Shareholders of any postponement pursuant to this Section 3.4 and the Company agrees that it will terminate any such postponement with respect to a Demand Registration Statement or Shelf Registration Statement as promptly as reasonably practicable and will promptly notify each Shareholder of such termination. In making any such determination to initiate or terminate a postponement, the Company shall not be required to consult with or obtain the consent of any Shareholder or any investment manager therefor (including the VEBA), and any such determination shall be in the sole discretion of the Company, and no Shareholder nor any investment manager for any Shareholder (including the VEBA) shall be responsible or have any liability therefor.

Section 3.5 Lock-Up Period.

(a) Each Shareholder agrees, in connection with any underwritten public offering in which such Shareholder is eligible to and has elected to include Registrable Securities, or which underwritten public offering of Equity Securities substantially similar to the Registrable Securities is being effected by the Company for its own account, not to effect any public sale or distribution of any Registrable Securities (or similar Company Equity Securities) (or securities convertible into or exchangeable or exercisable for Registrable Securities (or similar Company Equity Securities)) for its own account (except as part of such underwritten public offering) during the initial period commencing on, and continuing for not more than 90 days (or such shorter period as the managing or lead underwriter(s) selected by the Company may permit) after the effective date of the registration statement of the Company under the Securities Act pursuant to which such underwritten offering shall be made or, in the case of a registration statement of the Company under the Securities Act that contemplates an offering to be made on a continuous or delayed basis pursuant to Rule 415 thereunder, the period commencing on, and continuing for not more than 90 days (or such shorter period as the managing or lead underwriter(s) selected by the Company may permit) after the Company’s notice of a distribution in connection with such offering (each such 90-day period, or such shorter period as the managing or lead underwriter(s) selected by the Company may permit, the “Initial Lock-up Period”); provided, however, that such Initial Lock-Up Period may be extended at the discretion of the managing or lead underwriter(s) selected by the Company if (i) during the last 17 days of the Initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Initial Lock-Up Period; and provided further, that in the case of either (i) or (ii), the managing or lead underwriter may extend such Initial Lock-Up Period until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable. The Company will provide written notice of any event that would result in an extension of the Initial Lock-Up Period pursuant to the previous sentence to each Shareholder. The sum of all lockup periods under this Section 3.5(a) shall not exceed 220 days in any given 12-month period and any applicable lockup period shall terminate on such earlier date as the Company gives notice to such Shareholder that the Company declines to proceed with any such offering.

(b) In connection with any underwritten public offering made pursuant to a Registration Statement filed pursuant to Section 3.1 or Section 3.2, the Company will not effect any public sale or distribution of any Registrable Securities (or similar Company Equity Securities) (or securities convertible into or exchangeable or exercisable for Registrable Securities (or similar Company Equity Securities)) for its own account (other than (x) a Registration Statement (i) on Form S-4 or any successor form thereto or (ii) filed solely in connection with an exchange offer or (y) pursuant to such underwritten offering), during the period commencing on, and continuing for not more than 180 days (or such shorter period as the managing or lead underwriter(s) selected by the Company may permit) after the effective date of the registration statement of the Company under the Securities Act pursuant to which such underwritten offering shall be made or, in the case of a registration statement of the Company under the Securities Act that contemplates an offering to be made on a continuous or delayed basis pursuant to Rule 415 thereunder, the period commencing on, and continuing for not more than 180 days (or such shorter period as the managing or lead underwriter(s) selected by the Company may permit) after the Company’s notice of a distribution in connection with such offering, or, in either case, on such earlier date as the Demand Member or the Requesting Demand Member, as applicable, gives notice to the Company that it declines to proceed with any such offering, provided, however, that such 180-day period may be extended at the discretion of the managing or lead underwriter(s) selected by the Company if (i) during the last 17 days of the 180-day period, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the 180-day period, the Company announces that it will release earnings results during the 15-day period following the last day of the 180-day period; and provided further, that in the case of either (i) or (ii), the managing or lead underwriter may extend such period until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable. The provisions of the prior sentence shall not apply to (i) the issuance of Registrable Securities (or similar Company Equity Securities) upon the conversion, exercise or exchange, by the holder thereof, of options, warrants or other securities convertible into or exercisable or exchangeable for Registrable Securities (or similar Company Equity Securities) pursuant to the terms of such options, warrants or other securities, and (ii) pursuant to the terms of any other agreement to issue Registrable Securities (or similar Company Equity Securities) (or any securities convertible into or exchangeable or exercisable for Registrable Securities (or similar Company Equity Securities)) in effect on the date of the notice of a proposed Transfer. Notwithstanding the foregoing, the provisions of this Section 3.5 shall be subject to the provisions of Section 3.4, and if the Company exercises its rights of postponement pursuant to Section 3.4 with respect to any proposed underwritten public offering, the provisions of this Section 3.5 shall not apply unless and until such time as the Company notifies the Demand Member or the Requesting Demand Member, as applicable, of the termination of such postponement and the Demand Member or the Requesting Demand Member, as applicable, notifies the Company of its intention to continue with such proposed offering.

Section 3.6 No Inconsistent Agreements. Nothing herein shall restrict the authority of the Company to grant to any Person rights to obtain registration under the Securities Act of any securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities; provided, however, that the Company shall not grant any such rights with respect to the Registrable Securities (or similar Company Equity Securities) or securities convertible into or exchangeable or exercisable for Registrable Securities (or similar Company Equity Securities) that conflict with the rights of the Demand Members under this Agreement other than by operation of the allocation provisions of Sections 3.1(g), 3.2(d) and 3.3(b).

Section 3.7 Registration Procedures.

(a) If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Article III, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(i) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities covered thereby by the holders of such Registrable Securities or the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus (including any Issuer Free Writing Prospectus related thereto) or any amendments or supplements thereto, the Company shall furnish or otherwise make available to the Demand Members, the counsel representing the Demand Members, selected in accordance with Section 3.12 (the “Demand Members’ Counsel”), and the managing or lead underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of the Demand Members’ Counsel (provided that any comments made on behalf of the Demand Members and the managing or lead underwriter(s), if any, are provided to the Company promptly upon receipt of the documents but in no event later than 5 calendar days after receipt of such documents by the Demand Members), and such other documents reasonably requested by the Demand Members’ Counsel, including any comment letter from the SEC, and, if requested by the Demand Members’ Counsel, provide the Demand Members’ Counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (including any Issuer Free Writing Prospectus related thereto) and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus (including any Issuer Free Writing Prospectus related thereto) or any amendments or supplements thereto with respect to any registration pursuant to Section 3.1 or Section 3.2 to which the Demand Members, Demand Members’ Counsel, or the managing or lead underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the Company’s judgment, such filing is necessary to comply with applicable Law.

(ii) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be reasonably requested by the Demand Members or Demand Members’ Counsel, or necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any Prospectus supplement or Issuer Free Writing Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 or Rule 433, as applicable (or any similar provisions then in force) under the Securities Act.

(iii) Notify each selling holder of Registrable Securities and the managing or lead underwriter(s), if any, promptly (A) when a Prospectus or any Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC or any other Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 3.7(a)(xii) below) cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification for sale in any jurisdiction of any of the Registrable Securities covered by a Registration Statement, or the initiation or threatening of any proceeding for such purpose, and (F) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or Issuer Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, or Issuer Free Writing Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of any Prospectus or Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iv) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities covered by such Registration Statement for sale in any jurisdiction at the reasonably earliest practical date.

(v) If requested by the managing or lead underwriter(s), if any, or the Demand Members’ Counsel, promptly include in a Prospectus supplement, post-effective amendment or Issuer Free Writing Prospectus such information as the managing or lead underwriter(s), if any, or the Demand Members’ Counsel may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement, such post-effective amendment or Issuer Free Writing Prospectus as soon as practicable after the Company has received such request.

(vi) Furnish or make available to each selling holder of Registrable Securities, and managing or lead underwriter(s), if any, without charge, such number of conformed copies of the Registration Statement and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by a selling holder of Registrable Securities, the Demand Members’ Counsel or managing or lead underwriter(s)), and such other documents, as any selling holder of Registrable Securities or such managing or lead underwriter(s) may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from the SEC or any other Governmental Entity relating to such offering.

(vii) Deliver to each selling holder of Registrable Securities, and the managing or lead underwriter(s), if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus and any Issuer Free Writing Prospectus related to any such Prospectuses) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities covered thereby; and the Company, subject to Section 3.7(b), hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the managing or lead underwriter(s), if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(viii) Prior to any public offering of Registrable Securities covered by a Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the managing or lead underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or managing or lead underwriter(s) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable the selling holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(ix) Cooperate with the selling holders of Registrable Securities and the managing or lead underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing the Registrable Securities covered by a Registration Statement to be sold after receiving a written representation from each selling holder of Registrable Securities that such Registrable Securities represented by such certificates so delivered by each selling holder of Registrable Securities will be transferred in accordance with such Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing or lead underwriter(s), if any, or each such selling holder of Registrable Securities may request at least two (2) Business Days prior to any sale of such Registrable Securities.

(x) Upon the occurrence of any event contemplated by Section 3.7(a)(iii)(B) through Section 3.7(a)(iii)(F), at the request of any selling holder of Registrable Securities, prepare and file with the SEC a supplement or post-effective amendment to the Registration Statement, Prospectus or Issuer Free Writing Prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities covered thereby, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

(xi) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by a Registration Statement from and after a date not later than the effective date of such Registration Statement.

(xii) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by any Demand Member or by the managing or lead underwriter(s), if any, to expedite or facilitate the disposition of the Registrable Securities covered by a Registration Statement, and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to each Demand Member and the managing or lead underwriter(s), if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to each Demand Member opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing or lead underwriter(s), if any, and the Demand Members’ Counsel), addressed to each Demand Member and each of the managing or lead underwriter(s), if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Demand Members’ Counsel and managing or lead underwriter(s), (iii) use commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent registered public accounting firm of the Company (and, if necessary, any other independent registered public accounting firm of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each Demand Member (unless such firm shall be prohibited from so addressing such letters by applicable accounting standards or the policies of such firm) and each of the managing or lead underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Article IV hereof with respect to all parties to be indemnified pursuant to said Article except as otherwise agreed by the Demand Members and the managing or lead underwriter(s) and (v) deliver such documents and certificates as may be reasonably requested by the Demand Members, the Demand Members’ Counsel and the managing or lead underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(xiii) Upon execution of a customary confidentiality agreement, make available for inspection by a Representative of a Demand Member, the managing or lead underwriter(s), if any, and any attorneys, accountants or other agents or Representatives retained by Demand Members or managing or lead underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such Representative, managing or lead underwriter(s), attorney, accountant or Representatives in connection with such Registration Statement.

(xiv) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and any applicable national securities exchange, and make available to each selling holder of Registrable Securities, as soon as reasonably practicable (but not more than 18 months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

(xv) Use its reasonable best efforts to have the Registrable Securities listed on the stock exchange(s) or inter-dealer quotation system on which the Company Equity Securities are listed.

(b) Each of the parties hereto will treat all notices of proposed Transfers and registrations, and all information relating to any blackout periods under Section 3.4 received from the other party with the strictest confidence (and in accordance with the terms of any applicable confidentiality agreement among the Company and each selling holder of Registrable Securities) and will not disseminate such information. Nothing herein shall be construed to require the Company or any of its Affiliates to make any public disclosure of information at any time. In the event the Company has notified any selling holder of Registrable Securities of any occurrence of any event contemplated by Section 3.7(a)(iii)(B) through Section 3.7(a)(iii)(F), then such selling holder of Registrable Securities shall not deliver such Prospectus or Issuer Free Writing Prospectus to any purchaser and will forthwith discontinue disposition of any Registrable Securities covered by such Registration Statement, Prospectus or Issuer Free Writing Prospectus unless and until a supplement or post-effective amendment to such Prospectus or Issuer Free Writing Prospectus has been prepared and filed as set forth in Section 3.7(a)(x) or until the Company advises such selling holder of Registrable Securities in writing that the use of such Prospectus or Issuer Free Writing Prospectus may be resumed.

(c) Each selling holder of Registrable Securities shall cooperate with the Company in the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement and provide the Company with all information reasonably necessary to complete such preparation as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any selling holder of Registrable Securities if such selling holder unreasonably fails to furnish such information within a reasonable time after receiving such request.

Section 3.8 Participation in Underwritten Transfers.

(a) In the case of an underwritten offering made pursuant to a Registration Statement filed pursuant to Section 3.1 or Section 3.2, the price, underwriting discount and other financial terms for the Registrable Securities covered by the related underwriting agreement, and set forth therein, shall be determined by the Demand Member or the Requesting Demand Member, as applicable. In the case of any underwritten offering registered pursuant to the registration giving rise to registration rights under Section 3.3, such price, underwriting discount and other financial terms shall be determined by the Company, subject to the right of any selling holder of Registrable Securities to withdraw its request to participate in the registration pursuant to Section 3.3(a).

(b) A holder of Registrable Securities may not participate in any underwritten Transfers hereunder unless it (i) agrees to sell its securities on the basis provided in any customary underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custodian agreements and other documents customarily required under the terms of such underwriting arrangements, it being understood that a selling holder of Registrable Securities shall not be required to make any representations and warranties other than with respect to itself, its ownership of the Registrable Securities included in such Transfers and its intended method of distribution thereof and shall not be required to provide an indemnity other than with respect to information it provides to the Company in writing expressly for use in such underwritten Transfer, and any such indemnity shall be limited in amount to the net proceeds of such underwritten Transfer actually received by such selling holder of Registrable Securities.

Section 3.9 Cooperation by Management. The Company shall make available members of the management of the Company or the applicable Company Subsidiaries for reasonable assistance in the selling efforts relating to any offering of Registrable Securities covered by a Registration Statement filed pursuant to this Agreement, to the extent customary for such offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with prospective investors or underwriters and their counsel and road shows), and for such assistance as is reasonably requested by any Demand Member or Requesting Demand Member, as applicable, and its counsel in the selling efforts relating to any such offering; provided, however, that management need only be made available for one such offering with respect to any Demand Member in any 12-month period.

Section 3.10 Registration Expenses and Legal Counsel. The Company shall pay all reasonable fees and expenses incident to the performance of or compliance with its obligations under this Article III, including (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with all applicable securities exchanges and/or the Financial Industry Regulatory Authority, Inc. and (B) of compliance with securities or Blue Sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 3.7(a)(viii)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities covered by a Registration Statement in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing or lead underwriter(s), if any), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any “road show”, (vi) fees and disbursements of the Company’s independent registered public accounting firm (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to this Agreement) and any other persons, including special experts, retained by the Company, and (vii) fees up to $250,000 and reasonable disbursements of one legal counsel for the Demand Members in connection with each registration of Registrable Securities or sale of Registrable Securities under a Shelf Registration Statement, provided that a registration or sale either is effected or is postponed pursuant to Section 3.4. For the avoidance of doubt, the Company shall not be required to pay underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities pursuant to any Registration Statement, or any other expenses of the selling holders of Registrable Securities. In addition, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed and the rating agency fees and fees and expenses of any Person, including special experts, retained by the Company.

Section 3.11 Rule 144, Rule 144A and Regulation S, etc. The Company covenants that, following the consummation of an IPO, it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports following the consummation of such IPO, it will, upon the reasonable request of any holder of Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act) and take any such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. The Company agrees that, prior to the consummation of an IPO, any holder of Registrable Securities may, to the extent necessary to permit sales of Registrable Securities to an actual or prospective purchaser pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, provide copies of Company financial statements in its possession to such actual or prospective purchaser (but only if such purchaser is not a Competitor or Affiliate thereof), subject to the agreement of such purchaser to comply, as if it were a holder of Registrable Securities, with any confidentiality obligations of such holder of Registrable Securities to the Company or any Affiliate thereof with respect to such financial statements.

Section 3.12 Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Section 3.1 or Section 3.2 in which Fiat proposes to include Registrable Securities, Fiat shall have the right to select the Demand Members’ Counsel to represent all holders of the Registrable Securities covered by such registration with the consent of the other holders of Registrable Securities covered by the Registration Statement (such consent not to be unreasonably withheld); otherwise, the holders of a majority of the Registrable Securities to be included in any such registration may select the Demand Members’ Counsel to represent all holders of Registrable Securities to be included in any such registration.

ARTICLE IV

INDEMNIFICATION

Section 4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each selling holder of Registrable Securities, the VEBA Holdcos, the investment manager or managers acting on behalf of the selling holders of Registrable Securities with respect to Registrable Securities covered by a Registration Statement, each underwriter, Persons, if any, who Control any of them, and each of their respective Representatives (each an “Indemnitee”), from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (“Losses”) arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement described herein or any related Prospectus or Issuer Free Writing Prospectus relating to Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the case of the Prospectus, in light of the circumstances in which they were made, not misleading, except insofar as such Losses arise out of or are caused by any such untrue statement or omission included or omitted in conformity with information furnished to the Company in writing by such Indemnitee or any Person acting on behalf of such Indemnitee expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary Prospectuses or Issuer Free Writing Prospectuses shall not inure to the benefit of such Indemnitee if the Person asserting any Losses against such Indemnitee purchased Registrable Securities and (i) prior to the time of sale of the Registrable Securities to such Person (the “Initial Sale Time”) the Company shall have notified such selling holder of Registrable Securities that the preliminary Prospectus or Issuer Free Writing Prospectus (as it existed prior to the Initial Sale Time) contained an untrue statement of material fact or omitted to state therein a material fact required to be stated therein in order to make the statements therein not misleading, (ii) such untrue statement or omission of a material fact was corrected in a preliminary Prospectus or, where permitted by law, Issuer Free Writing Prospectus and such corrected preliminary Prospectus or Issuer Free Writing Prospectus was provided to such selling holder of Registrable

Securities a reasonable amount of time in advance of the Initial Sale Time such that the corrected preliminary Prospectus or Issuer Free Writing Prospectus could have been provided to such Person prior to the Initial Sale Time, (iii) such corrected preliminary Prospectus or Issuer Free Writing Prospectus (excluding any document then incorporated or deemed incorporated therein by reference) was not conveyed to such Person at or prior to the Initial Sale Time and (iv) such Losses would not have occurred had the corrected preliminary Prospectus or Issuer Free Writing Prospectus (excluding any document then incorporated or deemed incorporated therein by reference) been conveyed to such Person as provided for in clause (iii) above. This indemnity shall be in addition to any liability the Company may otherwise have under this Agreement or otherwise. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a selling holder of Registrable Securities or any indemnified party and shall survive the transfer of Registrable Securities by each selling holder of Registrable Securities.

Section 4.2 Indemnification by Certain Holders of Registrable Securities. Each selling holder of Registrable Securities other than US Treasury and Canada agrees, to the fullest extent permitted under applicable law, and each underwriter selected shall agree, severally and not jointly, to indemnify and hold harmless each of the Company, its directors, officers, employees and agents, and each Person, if any, who Controls the Company, to the same extent as the foregoing indemnity from the Company, but only with respect to Losses arising out of or caused by an untrue statement or omission included or omitted in conformity with information furnished in writing by or on behalf of such selling holder of Registrable Securities or such underwriter, as the case may be, expressly for use in any Registration Statement described herein or any related Prospectus or Issuer Free Writing Prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto). No claim against the assets of any selling holder of Registrable Securities that is subject to the indemnification obligations under this Section 4.2 shall be created by this Section 4.2, except as and to the extent permitted by applicable law. Notwithstanding the foregoing, no selling holder of Registrable Securities shall be liable to the Company or any such Person for any amount in excess of the net amount received by such selling holder of Registrable Securities from the sale of Registrable Securities in the offering giving rise to such liability.

Section 4.3 Indemnification Procedures.

(a) In case any claim is asserted or any proceeding (including any governmental investigation) shall be instituted where indemnity may be sought by an Indemnitee pursuant to any of the preceding paragraphs of this Article IV, such Indemnitee shall promptly notify in writing the Person against whom such indemnity may be sought (the “Indemnitor”); provided, however, that the omission to so notify the Indemnitor shall not relieve the Indemnitor of any liability which it may have to such Indemnitee except to the extent that the Indemnitor was prejudiced by such failure to notify. The Indemnitor, upon request of the Indemnitee, shall retain counsel reasonably satisfactory to the Indemnitee to represent (subject to the following sentences of this Section 4.3(a)) the Indemnitee and any others the Indemnitor may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnitee shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the Indemnitor and the Indemnitee shall have mutually agreed to the retention of such counsel, (ii) the Indemnitor fails to take reasonable steps necessary to defend diligently any claim within 10 calendar days after receiving written notice from the Indemnitee that the Indemnitee believes the Indemnitor has failed to take such steps, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnitor and the Indemnitee and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests or legal defenses between them and, in all such cases, the Indemnitor shall only be responsible for the reasonable fees and expenses of such counsel. It is understood that the Indemnitor shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to any local counsel) for all such Indemnitees not having actual or potential differing interests or legal defenses among them, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such firm for the VEBA Entities or any Control Person of any such VEBA Entity, such firm shall be designated in writing by the VEBA. The Indemnitor shall not be liable for any settlement of any proceeding affected without its written consent.

(b) If the indemnification provided for in this Article IV is unavailable to an Indemnitee in respect of any Losses referred to herein, then the Indemnitor, in lieu of indemnifying such Indemnitee hereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee and Persons acting on behalf of or Controlling the Indemnitor or the Indemnitee in connection with the statements or omissions or violations which resulted in such Losses, as well as any other relevant equitable considerations. If the indemnification described in Section 4.1 or Section 4.2 is unavailable to an Indemnitee, the relative fault of the Company, the Indemnitee and Persons acting on behalf of or Controlling the Company or the Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Indemnitee or by Persons acting on behalf of the Company or the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnitor shall not be required to contribute pursuant to this Section 4.3(b) if there has been a settlement of any proceeding affected without its written consent. No claim against the assets of the Indemnitee shall be created by this Section 4.3(b), except as and to the extent permitted by applicable law. Notwithstanding the foregoing, the Indemnitee shall not be required to make a contribution in excess of the net amount received by the Indemnitee from the sale of Registrable Securities in the offering giving rise to such liability.

Section 4.4 Survival. The indemnification contained in this Article IV shall remain operative and in full force and effect regardless of any termination of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.1 Representations and Warranties of the Shareholders. Except as otherwise specified below, as of the date hereof, each of the Shareholders other than the U.S. Treasury hereto represents and warrants solely with respect to itself to each of the other Shareholders hereto as follows:

(a) Due Organization and Good Standing. Each Shareholder that is an Entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Authority Relative to This Agreement. Each Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each Person executing and delivering this Agreement is duly authorized to execute and deliver this Agreement on behalf of such Shareholder. The execution and delivery of this Agreement by it has been duly and validly authorized by all requisite action and no other proceedings on its part are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Shareholders hereto and the Company, constitutes a legal, valid and binding obligation of it, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) No Conflict. The execution, delivery, and performance by it of this Agreement do not and shall not violate any applicable Law or conflict with or constitute a default, breach, or violation of the terms, conditions, or provisions of any contract, agreement or instrument to which such Shareholder is subject which would prevent such Shareholder from performing any of its obligations hereunder or thereunder.

(d) Ownership of Equity Securities. Each Shareholder is the sole record owner and a Beneficial Owner of the Company Equity Securities listed beside such Shareholder’s name on the Schedule of Members attached to the Company LLC Agreement and as of the Closing Date, such Equity Securities are the only securities of the Company and any of its subsidiaries held of record or beneficially owned (as such term is used in Rule 13d-3 under the Exchange Act) by such Shareholder.

Section 5.2 Representations and Warranties of the Company. Except as otherwise specified below, as of the date hereof, the Company represents and warrants to each of the Shareholders as follows:

(a) Due Organization and Good Standing. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Authority Relative to This Agreement. The Company has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each Person executing and delivering this Agreement is duly authorized to execute and deliver this Agreement on behalf of the Company. The execution and delivery of this Agreement by it has been duly and validly authorized by all requisite action and no other proceedings on its part are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by it and, assuming the due authorization, execution and delivery by the Shareholders, constitutes a legal, valid and binding obligation of it, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) No Conflict. The execution, delivery, and performance by it of this Agreement do not and shall not violate any applicable Law or conflict with or constitute a default, breach, or violation of the terms, conditions, or provisions of any contract, agreement or instrument to which the Company is subject which would prevent the Company from performing any of its obligations hereunder or thereunder.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the Shareholders and their successors and permitted assigns. Except for an assignment to a successor trustee or to an investment manager as stated herein, or to a Controlled Affiliate in connection with a permitted transfer of Membership Interests to such Person, none of the rights or obligations under this Agreement shall be assigned without the consent of the other parties hereto. Notwithstanding anything in this Agreement to the contrary, each of the US Treasury and Canada shall only be bound by this agreement in its capacity as a Shareholder and nothing in this Agreement shall be binding on or create any obligation on the part of the either US Treasury or Canada in any other capacity or any branch of the United States or Canadian Government, as applicable, or subdivision thereof.

Section 6.2 Termination. This Agreement shall be terminated with respect to a particular Shareholder (a “Terminated Shareholder”) in the following circumstances; provided, that ARTICLE IV and ARTICLE VI will survive any such termination and such Terminated Shareholder will continue to be bound by such Sections:

(a) This Agreement may be terminated with the respect to all Shareholders with the written approval of all of the Demand Members.

(b) This Agreement shall terminate with respect to Fiat upon a Fiat Resignation (as defined in the Company LLC Agreement).

(c) This Agreement shall terminate with respect to any Shareholder if such Shareholder holds less than one (1%) percent of the outstanding Company Equity Securities or with the written consent of such Shareholder.

(d) This Agreement shall terminate with respect to all Shareholders upon a Compelled Sale pursuant to Section 14.4 of the Company LLC Agreement.

(e) Any termination in accordance with this Section 6.2 shall not relieve any party hereto of any liability for any breach of this Agreement or such provisions that occurred prior to such termination.

Section 6.3 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented except by a writing signed by the Company and each Demand Member. Any obligation of, or restriction applicable to, the Company in respect of any Demand Member may be waived by a writing signed by such Demand Member.

Section 6.4 Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

Section 6.5 Notices. All notices and other communications provided for or permitted hereunder shall be in writing and, except as specified herein, shall be made by hand delivery, by registered or certified first-class mail, return receipt requested, overnight courier or facsimile transmission:

if to the Company:

CHRYSLER GROUP LLC

1000 Chrysler Drive

Auburn Hills, MI 48326

United States of America

Attention: General Counsel

Tel: +1 (248) 512-3984

Fax: +1 (248) 512-1771

if to Fiat:

Fiat S.p.A.

Via Nizza n. 250

10125 Torino

Italy

Attention: Chief Executive Officer

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

United States of America

Attention: Scott D. Miller

Telecopy: +1 (650) 461-5777

if to the US Treasury:

The United States Department of the Treasury

1500 Pennsylvania Avenue, NW

Washington, D.C. 20220

Attention: Chief Counsel Office of Financial Stability

Telecopy: (202) 927-9225

Email: OFSChiefCounselNotices@do.treas.gov

with a copy to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York 10281

Attention: John J. Rapisardi

       R. Ronald Hopkinson

Facsimile: (212) 504-6666

If to Canada:

7169931 Canada Inc.

Canada Development Investment Corporation

1235 Bay Street, Suite 400

Toronto, ON M5R 3K4

Attention: Mr. Michael Carter

Fax: (416) 934-5009

with a copy to:

Patrice S. Walch-Watson

Torys LLP

79 Wellington Street West

Suite 3000

Toronto, ON M5K 1N2

Fax: (416) 865-7380

If to any VEBA Entity:

UAW Retiree Medical Benefits Trust

P.O. Box 14309

Detroit, MI 48214

Attention: Bob Naftaly

Telecopy: (313) 926-4065

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Attention: Richard S. Lincer/ David I. Gottlieb

Tel: (212) 225-2000

All notices and communications shall be deemed to have been duly given and received: when delivered by hand, if hand delivered; the fifth Business Day after being deposited in the mail, registered or certified, return receipt requested, first class postage prepaid, or earlier Business Day actually received, if mailed; the first Business Day after being deposited with an overnight courier, postage prepaid, if by overnight courier; upon oral confirmation of receipt, if by facsimile transmission. Each party agrees promptly to confirm receipt of all notices.

Section 6.6 No Third Party Beneficiaries. This Agreement shall be for the sole and exclusive benefit of (i) the Company and its successors and permitted assigns, (ii) each Shareholder hereto, any trustee of a Shareholder hereto and any other investment manager or managers acting on behalf of a Shareholder hereto with respect to the Registrable Securities and their respective successors and permitted assigns and (iii) each of the Persons entitled to indemnification under Article IV hereof. Nothing in this Agreement shall be construed to give any other Person any legal or equitable right, remedy or claim under this Agreement.

Section 6.7 Cooperation. Each Shareholder hereto shall take such further action, and execute such additional documents, as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

Section 6.8 Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.

Section 6.9 Remedies.

(a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any state court sitting in the State of New York enjoining any such breach or threatened breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees not to oppose the granting of such relief in the event such court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

(b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 6.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

Section 6.11 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

Section 6.12 Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.13 Acknowledgments. The VEBA agrees that it will obtain written acknowledgments, and provide a copy of such acknowledgments to the Company and the other Demand Members, from each of its investment managers with respect to its Registrable Securities and from the valuation advisers of the VEBA, confirming that such entity has received and reviewed this Agreement and will comply with the terms of this Agreement applicable to it.

Section 6.14 After Acquired Securities. All of the provisions of this Agreement shall apply to all of the Company Equity Securities now owned or that may be issued or transferred hereafter to any Shareholder hereto in consequence of any additional issuance, purchase, exchange or reclassification of any of the Company Equity Securities, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or that are acquired by a Shareholder hereto in any other manner.

Section 6.15 Strict Construction. The parties hereto have participated collectively in the negotiation and drafting of this Agreement; accordingly, if any ambiguity or question of intent or interpretation arises, then it is the intent of the parties hereto that this Agreement shall be construed as if drafted collectively by the parties hereto, and it is the intent of the parties hereto that no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.

NEW CARCO ACQUISITION LLC

By:	/s/ Giorgio Fossati
Name: Giorgio Fossati
Title: Vice President and Secretary

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.

FIAT NORTH AMERICA LLC

By:	/s/ Giorgio Fossati
Name: Giorgio Fossati
Title: Vice President

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.

UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Duane Morse
Name: Duane Morse
Title: Chief Risk and Compliance Officer

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.

7169931 CANADA INC.

By:	/s/ N. William C. Ross
N. William C. Ross
Director

By:	/s/ Benita M. Warmbold
Benita M. Warmbold
Director

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.

UAW RETIREE MEDICAL BENEFITS TRUST

By:	/s/ Robert Naftaly
Name: Robert Naftaly
Title: Chair of the Committee of the UAW
Retiree Medical Benefits Trust

Signature Page to Shareholders Agreement

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.

UAW VEBA Holdco CH-00, LLC

UAW VEBA Holdco CH-01, LLC

UAW VEBA Holdco CH-02, LLC

UAW VEBA Holdco CH-03, LLC

UAW VEBA Holdco CH-04, LLC

UAW VEBA Holdco CH-05, LLC

UAW VEBA Holdco CH-06, LLC

UAW VEBA Holdco CH-07, LLC

UAW VEBA Holdco CH-08, LLC

UAW VEBA Holdco CH-09, LLC

UAW VEBA Holdco CH-10, LLC

UAW VEBA Holdco CH-11, LLC

UAW VEBA Holdco CH-12, LLC

BY THE SOLE MEMBER OF EACH,
UAW RETIREE MEDICAL BENEFITS
TRUST

By:	/s/ Robert Naftaly
Name: Robert Naftaly
Title: Chairman of the Committee of the
UAW Retiree Medical Benefits Trust

Signature Page to Shareholders Agreement

DEFINITIONS ADDENDUM

“Adverse Disclosure” means public disclosure of material non-public information that, in the Company’s good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement or report filed with the SEC by the Company so that such Registration Statement or report would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” of any specified Person shall mean any other Person directly, or indirectly through one or more intermediaries, controlling or controlled by or under direct or indirect common control with such specified Person.

“Agreement” shall have the meaning set forth in the Preamble.

“Beneficial Owner” or “Beneficially Own” have the meanings given to such terms in Rule 13d-3 under the Exchange Act.

“Business Day” means any day that is not a Saturday, Sunday or any other day on which banks are required or authorized by Law to be closed in Torino, Italy or New York City, New York.

“Call Option Agreement” means the Call Option Agreement, dated June 10, 2009 between Fiat Parent, the VEBA and the VEBA Holdcos.

“Canada” shall have the meaning set forth in the preamble.

“Closing Date” shall have the meaning set forth in the Master Transaction Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Company” shall have the meaning set forth in the Preamble.

“Company Equity Securities” shall mean the Membership Interests of the Company issued under the Company LLC Agreement.

“Company LLC Agreement” shall mean the Amended and Restated Limited Liability Company Operating Agreement of the Company, dated and effective as of June 10, 2009, as amended, supplemented or otherwise modified from time to time.

“Competitor” means a mass producer of automobiles and light trucks.

“Consent” means any consent, approval, authorization, waiver, grant, franchise, concession, agreement, license, exemption or other permit or order of, registration, declaration or filing with, or report or notice to, any Person.

“Control” when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlling” and “controlled” shall have meanings correlative to the foregoing.

“Controlling Interest” means a “controlling interest” within the meaning of Section 414(b) of the Code, as amended.

“Demand Member” means any of Fiat, the VEBA Holdcos, the US Treasury and Canada; provided; however that all of the VEBA Holdcos acting together shall constitute one Demand Member.

“Demand Members’ Counsel” shall have the meaning set forth in Section 3.7.

“Demand Notice” shall have the meaning set forth in Section 3.2(a).

“Demand Registration” shall have the meaning set forth in Section 3.2(a).

“Demand Registration Statement” shall have the meaning set forth in Section 3.2(b).

“Entity” means any general partnership, limited partnership, corporation, association, cooperative, joint stock company, trust, limited liability company, business or statutory trust, joint venture, unincorporated organization or Governmental Entity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

“Equity Securities” means, as applicable, (i) any capital stock, membership or limited liability company interests or other share capital, (ii) any securities directly or indirectly convertible into or exchangeable for any capital stock, membership or limited liability company interests or other share capital or containing any profit participation features, (iii) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, membership or limited liability company interests, other share capital or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, membership or limited liability company interests, other share capital or securities containing any profit participation features, (iv) any share appreciation rights, phantom share rights or other similar rights, or (v) any Equity Securities issued or issuable with respect to the securities referred to in clauses (i) through (iv) above in connection with a combination of shares, recapitalization, merger, consolidation, conversion or other reorganization.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fiat” shall have the meaning set forth in the Preamble.

“Fiat Group” means Fiat Parent and its Subsidiaries, excluding the Company and the Company’s Subsidiaries.

“Fiat Parent” means Fiat S.p.A., a Sociéta per Azioni organized under the laws of Italy.

“Governmental Entity” means any court, administrative agency or commission or other governmental authority, arbitral body or instrumentality, whether federal, state, local or foreign and any applicable industry self-regulatory organization.

“Government Loan Termination Date” means the date on which the First Lien Working Capital Credit Facility, dated June 10, 2009, among the US Treasury and the other parties named therein, and the acquisition funding facility made available to the Company pursuant to loans from the Government of Canada on the date hereof have been repaid in full, after giving effect to the contemporaneous application of any proceeds to the Company from any exercise by Fiat of any call option, and all commitments thereunder have been terminated.

“Indemnitee” shall have the meaning set forth in Section 4.1.

“Indemnitor” shall have the meaning set forth in Section 4.2, but in all cases shall exclude the US Treasury and Canada.

“Independent Director” means a member of the Company’s Board of Directors (as that term is defined in the Company LLC Agreement) that is independent of the Company, as determined by reference to the list of enumerated relationships precluding independence under the listing rules of the New York Stock Exchange.

“Initial Lock-Up Period” shall have the meaning set forth in Section 3.5.

“Initial Sale Time” shall have the meaning set forth in Section 4.1.

“IPO” means with respect to the Company, an initial public offering of the equity securities of the Company or any of its Affiliates holding the majority of the Company’s assets used in automobile design, production, marketing, distribution and sales, whether such offering is primary or secondary, underwritten by a nationally recognized investment bank, pursuant to a registration statement filed under the Securities Act and declared effective by the SEC (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 under the Securities Act is applicable, or a registration statement on Form S-4, Form S-8 or a successor to one of those forms).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus (as defined in Rule 433 under the Securities Act) relating to an offer of the Registrable Securities.

“Law” means any applicable United States or non-United States federal, provincial, state or local statute, common law, rule, regulation, ordinance, permit, order, writ, injunction, judgment or decree of any Governmental Entity.

“LLC Act” means the Delaware Limited Liability Company Act, as may be amended from time to time.

“Losses” shall have the meaning set forth in Section 4.1.

“Master Transaction Agreement” means the Master Transaction Agreement, between Fiat S.p.A, New Carco Acquisition LLC, Chrysler LLC and the other Sellers identified therein, dated as of April 30, 2009, as amended.

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or the over-the-counter market in the United States of America; (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States of America; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States of America or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; or (iv) any material adverse change in the Company’s business, condition (financial or otherwise) or prospects.

“Member” means each Person who appears on the Schedule of Members attached to the Company LLC Agreement, as amended from time to time, or is hereafter admitted as a member of the Company in accordance with the terms of this Agreement, the Company LLC Agreement and the Securities Act. The Members shall constitute the “members” (as such term is defined in the Act) of the Company. Except as otherwise set forth herein or in the LLC Act, the Members shall constitute a single class or group of members of the Company for all purposes of the LLC Act and this Agreement.

“Membership Interest” means the class or classes of limited liability company interests of a Member in the Company, as provided for in the Company LLC Agreement , and also the right of such Member to any and all of the benefits to which such Member may be entitled as provided in this Agreement, the Company LLC Agreement and the LLC Act, together with the obligations of such Member to comply with all the provisions of this Agreement, the Company LLC Agreement and the LLC Act.

“Offering Limitation” means that the managing or lead underwriter(s) selected by the Company of any underwritten public offering advises the Company in writing that in its opinion, the dollar amount of any class, series or other type of securities requested to be included in such offering (whether by any Shareholder, the Company or any other holders thereof permitted (by contractual agreement with the Company or otherwise) to include such securities in such offering) exceeds the dollar amount of such class, series or type of securities which can be sold in such offering (whether by reason of the inclusion of another class, series or type of securities in such offering (including Registrable Securities or other Equity Securities) or otherwise) without adversely affecting the price, timing, distribution or marketability of the securities of such class, series or type requested to be included in such offering.

“Other Securities” means any Company Equity Securities held by a third party which are contractually entitled to registration rights or which the Company is registering pursuant to a Registration Statement covered by this Agreement.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Piggyback Notice” shall have the meaning set forth in Section 3.3.

“Piggyback Registration” shall have the meaning set forth in Section 3.3.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any Issuer Free Writing Prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means, at any time, (a) any Company Equity Securities held from time to time by any Shareholder, and (b) any securities issued in exchange for or in respect of the foregoing, whether pursuant to a merger or consolidation, as a result of any stock split or reclassification of, or share dividend on, any of the foregoing or otherwise. For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when (a) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (b) all such Registrable Securities held by a Demand Member may disposed of pursuant to Rule 144 in a single transaction without volume limitation or other restrictions on transfer thereunder, (c) such Registrable Securities are sold by a Person in a transaction in which the rights under the provisions of this Agreement are not assigned, or (d) such Registrable Securities shall cease to be outstanding.

“Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Registration Trigger” shall have the meaning set forth in Section 3.1.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, financial advisors or other Person acting on behalf of such Person.

“Requesting Demand Member” shall have the meaning set forth in Section 3.2(a).

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“Rule 144A” means Rule 144A under the Securities Act or any successor rule thereto.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder” shall have the meaning set forth in the Recitals.

“Shelf Offering” shall have the meaning set forth in Section 3.1.

“Shelf Period” shall have the meaning set forth in Section 3.1.

“Shelf Registration Statement” means a Registration Statement of the Company on Form S-3 (or any successor form or other appropriate form under the Securities Act) filed with the SEC for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), a “Shelf Registration Statement” shall be deemed to refer to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) on Form S-3.

“Shelf Take-Down Notice” shall have the meaning set forth in Section 3.1.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, or other organization, whether incorporated or unincorporated, which is Controlled by such Person.

“Terminated Shareholder” shall have the meaning set forth in Section 6.2.

“Transfer” means any sale, transfer, assignment (other than a contingent assignment for the benefit of creditors), exchange, or other disposition of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of Law). The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings. A Transfer shall also include the entering into of any financial instrument or contract the value of which is determined by reference to the Company’s Membership Interests (including the amount of the Company’s distributions, the value of the Company’s assets or the results of the Company’s operations).

“Trust” shall have the meaning set forth in Section 2.1.

“US Treasury” shall have the meaning set forth in the Preamble.

“VEBA” shall have the meaning set forth in the Preamble.

“VEBA Call Option” shall have the meaning set forth in Section 2.3(a).

“VEBA Entity” shall mean the VEBA and each of the VEBA Holdcos.

“VEBA Holdco” shall have the meaning set forth in the Preamble.

“VEBA Proceeds Limit” means (x) prior to January 1, 2010, $4,250,000,000 and (y) on or after January 1, 2010, $4,250,000,000 plus interest accrued at a rate equal to 9% per year.

“VEBA Recapture Agreement” means the VEBA Recapture Agreement, dated June 10, 2009 between US Treasury, VEBA and the VEBA Holdcos.